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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) JANUARY 12, 2001


                                 LIL MARC, INC.
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               (Exact name of registrant as specified in charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


        0-24431                                           84-1417774
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(Commission file number)                       (IRS employer identification no.)


                   830 THIRD AVENUE, NEW YORK, NEW YORK 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code (212) 829-5800


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          (Former name or former address, if changed since last report)
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Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Effective January 12, 2001, the registrant and HJ & Associates, L.L.C. ("HJ"), the independent accounting firm engaged as the principal accountant to audit the registrant's financial statements, ceased their relationship. Such decision was dictated by geographical concerns. Registrant's principal executive offices are located in New York and HJ is located in Utah. The decision was approved by the Board of Directors of the registrant. HJ's report on the registrant's financial statements as of December 31, 1999 and for the years ended December 31, 1999 and 1998 and for the period from inception on April 22, 1997 through December 31, 1999 stated that the absence of operations and limited capital together raised substantial doubt about the registrant's ability to continue as a going concern. That report was issued prior to a change in control of the registrant in May 2000, as a result of which a capital infusion in the amount of $250,000 was made, registrant has no further interest in its former business (the development, manufacture, and marketing of the Lil Marc training urinal), and the registrant's current plan of operation is to merge or effect a business combination with a domestic or foreign operating entity. HJ's report did not otherwise contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the registrant's two most recent fiscal years and any subsequent interim period preceding January 12, 2001, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

      Effective January 12, 2001, the registrant engaged Berenson & Company LLP, an independent accounting firm, as the principal accountant to audit the registrant's financial statements. The decision to retain this accounting firm was approved by the Board of Directors of the registrant.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LIL MARC, INC.
                                          (Registrant)


Dated: January 17, 2001                   By: /s/ BASIL ASCIUTTO
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                                              Basil Asciutto
                                              President